Kelly CRISPR & Gene Editing Technology ETF
SCHEDULE OF INVESTMENTS
November 30, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.6%
	Health Care 96.6%
11,102	2seventy bio, Inc. (a)	$173,969
1,088	AbbVie, Inc.	175,364
1,526	Agilent Technologies, Inc.	236,499
14,224	Allogene Therapeutics, Inc. (a)	140,249
7,938	Beam Therapeutics, Inc. (a)	366,656
112	Biogen, Inc. (a)	34,179
1,722	Bristol-Myers Squibb Co.	138,242
19,754	Caribou Biosciences, Inc. (a)	183,910
6,664	CRISPR Therapeutics AG (a)(b)	365,121
13,258	Editas Medicine, Inc. (a)	140,535
813	Illumina, Inc. (a)	177,299
7,224	Intellia Therapeutics, Inc. (a)	371,747
1,694	Novartis AG (b)	148,731
58,954	Poseida Therapeutics, Inc. (a)	268,830
80,850	Precision BioSciences, Inc. (a)	110,764
1,428	QIAGEN NV (a)(b)	70,743
84	Regeneron Pharmaceuticals, Inc. (a)	63,143
36,134	Sangamo Therapeutics, Inc. (a)	132,250
896	Sanofi (b)	79,784
330	Thermo Fisher Scientific, Inc.	184,873
210	Vertex Pharmaceuticals, Inc. (a)	66,444
11,298	Verve Therapeutics, Inc. (a)	262,452
		3,891,784
	Total Common Stocks
	(Cost $4,440,443)	3,891,784

MONEY MARKET FUNDS 0.1%
4,791	First American Government Obligations Fund - Class X, 3.67% (c)	4,791
	Total Money Market Funds
	(Cost $4,791)	4,791

	Total Investments 96.7%
	(Cost $4,445,234)	3,896,575

	Other Assets in Excess of Liabilities 3.3%	134,390

	TOTAL NET ASSETS 100.0%	$4,030,965

(a) Non-Income Producing.
(b) U.S.-dollar denominated security of a foreign issuer.
(c) 7-day yield.

Investment Valuation
The net asset value (“NAV”) per share of the Kelly CRISPR & Gene Editing Technology ETF (the “Fund”) is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. The Fund’s NAV per share is computed by dividing the Fund’s net assets by the number of shares outstanding. When calculating the NAV of the Fund’s shares, securities held by the Fund are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Over-the-counter (“OTC”) securities and instruments not traded on an exchange are generally valued at the last traded price. In the absence of a recorded transaction sale price or if the last sale price is unavailable, OTC securities are valued at the mean between last bid and ask, as quoted. If an ask price for an OTC security is unavailable, last bid price is used. Such valuations would typically be categorized as Level 1 or Level 2 in the fair value hierarchy described below.

When reliable market quotations are not readily available, securities are priced at their fair value in accordance with the Kelly Strategic ETF Trust’s valuation guidelines, which were approved by the Board of Trustees (the “Board”). The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track its Index.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used to value the Fund’s investments as of November 30, 2022:

Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$3,891,784	$-	$-	$3,891,784
Money Market Funds	4,791	-	-	4,791
Total	$3,896,575	$-	$-	$3,896,575

(a) See the Fund’s Schedule of Investments for sector classifications.